Exhibit 10.1

BACKSTOP AGREEMENT

This Backstop Agreement (the “Agreement”) is made as of January 18, 2023 by and between Digital Health Acquisition Corp., a Delaware corporation (the “Company”), and Digital Health Sponsor LLC, a Delaware limited liability company (“Sponsor”). Except as otherwise indicated herein, capitalized terms used herein are defined in Section 9 hereof.

WHEREAS, the Company seeks to consummate a proposed business combination (the “Business Combination”) in accordance with terms and conditions set forth in that certain Second Amended and Restated Business Combination Agreement, dated as of October 6, 2022, by and among the Company, DHAC Merger Sub I, Inc., DHAC Merger Sub II, Inc., VSee Lab, Inc. and iDoc Virtual Telehealth Solutions, Inc. (as amended, the “Business Combination Agreement”);

WHEREAS, concurrently with entry into the Business Combination Agreement, the Company has entered into an Amended and Restated Securities Purchase Agreement, dated as of October 6, 2022 (the “PIPE SPA”) with the investors party thereto (the “PIPE Investors”), pursuant to which the PIPE Investors have committed to purchase an aggregate of $8,000,000 of shares of Series A Preferred Stock, par value $0.0001 per share (the “Series A Preferred Stock”), of the Company, together with accompanying warrants to purchase certain shares of the common stock of the Company (the “PIPE Financing”) concurrent with the closing of the Business Combination;

WHEREAS, pursuant to Section 4(o) of the PIPE SPA, the PIPE Investors have a participation right in, among other things, subsequent offerings of the Company’s equity securities;

WHEREAS, on or prior to the closing of the Business Combination, the Company intends to offer the PIPE Investors the right to purchase up to an additional $2,000,000 of shares of Series A Preferred Stock (the “Additional PIPE Shares”) on the same terms and conditions as provided in the PIPE SPA in accordance with and pursuant to Section 4(o) of the PIPE SPA (the “Additional PIPE Offering”);

WHEREAS, the PIPE Investors are under no obligation to purchase the Additional PIPE Shares or to participate in the Additional PIPE Offering; and

WHEREAS, in the event that the PIPE Investors elect not to purchase all of the Additional PIPE Shares (after giving effect to the terms and conditions of Section 4(o) of the SPA), Sponsor has committed to purchase any and all of such Additional PIPE Shares that remain unpurchased in the Additional PIPE Offering (the “Remaining Shares”) at the same purchase price and on the same terms and conditions of the Additional PIPE Offering (the “Backstop Commitment”).

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

Section 1. Additional PIPE Offering. Prior to the closing of the Business Combination, the Company intends to offer the PIPE Investors the right to purchase all or a portion of the Additional PIPE Shares in the Additional PIPE Offering on the same terms and conditions as provided in the PIPE Financing pursuant to Section 4(o) of the PIPE SPA (the “Subsequent Placement Offer”).

Section 2. Backstop Commitment. After the expiration of the Subsequent Placement Offer, to the extent the PIPE Investors elect not to purchase all of the Additional PIPE Shares in the Additional PIPE Offering (after giving effect to the terms and conditions of Section 4(o) of the SPA), Sponsor agrees to purchase any and all Remaining Shares at the same purchase price and on the same terms and conditions of the Additional PIPE Offering, subject, in each case, to Company obtaining all required consents to consummate such Additional PIPE Offering.

Section 3. The Closing. The Sponsor’s purchase of the Remaining Shares, if applicable, shall take place concurrent with the closing of the PIPE Financing (the “Closing”). At such Closing, if applicable, the Company shall deliver to Sponsor the certificates evidencing the shares of Series A Preferred Stock purchased pursuant to Section 2, and Sponsor shall deliver to the Company a cashier’s check or wire transfer of immediately available funds to a bank designated by the Company the total purchase price of the Remaining Shares it purchased.

Section 4. Representations and Warranties of the Company. As a material inducement to the Sponsor to enter into this Agreement and purchase the Remaining Shares, the Company hereby represents and warrants that:

(a) Organization and Corporate Power. The Company is a corporation duly organized, validly existing and in good standing under the laws of Delaware and is qualified to do business in every jurisdiction in which its ownership of property or conduct of business requires it to qualify. The Company has all requisite corporate power and authority and all material licenses, permits and authorizations necessary to own and operate its properties and to carry on its business as now conducted and presently proposed to be conducted, and all requisite corporate power and authority to carry out the transactions contemplated by this Agreement.

(b) Capital Stock. All of the issued and outstanding shares of capital stock of the Company have been duly and validly authorized and issued. All shares of Series A Preferred Stock to be purchased by Sponsor from the Company pursuant to Section 2 have been duly authorized for issuance and sale pursuant to this Agreement and, when issued and delivered by the Company pursuant to this Agreement against payment therefor, will be validly issued, fully paid and nonassessable.

(c) Authorization; No Breach; Compliance with Laws. The execution, delivery and performance of this Agreement and any other agreement contemplated hereby to which the Company is a party have been duly authorized by the Company. The execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, (ii) result in any violation of the provisions of the charter or by-laws of the Company or (iii) result in any violation of any statute, including, without limitation, the Delaware General Corporation Law, or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its properties or assets. No consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby.

(d) Broker’s Fees. There is no investment banker, broker, finder or other intermediary or advisor that has been retained by or is authorized to act on behalf of the Company or any of its Affiliates who might be entitled to any fee, commission or reimbursement of expenses as a result of consummation of the transactions contemplated hereby.

Section 5. Representations and Warranties of Sponsor. As a material inducement to the Company to enter into this Agreement, Sponsor hereby represents and warrants that:

(a) Organization and Corporate Power. Sponsor is a company duly organized, validly existing and in good standing and is qualified to do business in every jurisdiction in which its ownership of property or conduct of business requires it to qualify. Sponsor has all requisite company power and authority and all material licenses, permits and authorizations necessary to own and operate its properties and to carry on its business as now conducted and presently proposed to be conducted.

(b) Authorization; No Breach. The execution of this Agreement by Sponsor and the consummation by Sponsor of the transactions contemplated hereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which Sponsor is a party or by which Sponsor is bound or to which any of its property or assets is subject, nor will such actions result in any violation of the provisions of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over Sponsor or its property or assets in each case in a manner that would adversely impact Sponsor’s ability to purchase the Remaining Shares hereunder; and, except for such consents, approvals, authorizations, registrations or qualifications as may be required under applicable federal and state securities laws in connection with the purchase of the Remaining Shares, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement by Sponsor and the consummation by Sponsor of the transactions contemplated hereby in each case in a manner that would adversely impact Sponsor’s ability to purchase the Remaining Shares and perform its obligations hereunder.

(c) Investment Representations. Sponsor hereby represents that it will acquire the Remaining Shares, if any (the “Restricted Securities”) for its own account with the present intention of holding such securities for purposes of investment, and that it has no intention of selling such securities in a public distribution in violation of the federal securities laws or any applicable state securities laws. In addition, Sponsor hereby represents that it is sophisticated in financial matters and is able to evaluate the risks and benefits of the investment in the Restricted Securities.

(d) Accredited Investor Status. Sponsor is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D.

(e) Reliance on Exemptions. Sponsor understands that the Restricted Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and Sponsor’s compliance with, the representations and warranties of Sponsor set forth herein in order to determine the availability of such exemptions and the eligibility of Sponsor to acquire the Restricted Securities hereunder.

(f) Transfer or Resale. Sponsor understands that (i) the Restricted Securities have not been and are not being registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) Sponsor shall have delivered to the Company an opinion of counsel, in form and substance reasonably satisfactory to the Company, to the effect that the Restricted Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) Sponsor provides the Company with reasonable assurance that the Restricted Securities can be sold, assigned or transferred pursuant to Rule 144 promulgated under the Securities Act or a successor rule thereto (“Rule 144”); (ii) any sale of Restricted Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of Restricted Securities under circumstances in which the seller (or the Person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the Commission thereunder.

(g) Legends. Sponsor understands that the certificates representing the Restricted Securities shall initially bear a restrictive legend in customary form (and a stop-transfer order may be placed against the transfer of such stock certificates).

(h) Broker’s Fees. There is no investment banker, broker, finder or other intermediary or advisor that has been retained by or is authorized to act on behalf of Sponsor who might be entitled to any fee, commission or reimbursement of expenses from either the Company or any of its Affiliates as a result of consummation of the transactions contemplated hereby.

Section 6. Conditions to Obligations of Each Party to Effect the Closing. The respective obligations of each party to consummate the transactions contemplated hereby are subject to the satisfaction on or prior to the Closing of each of the following conditions:

(a) All consents by third parties (government or otherwise) that are required for the consummation of the transactions contemplated hereby have been obtained on terms mutually agreeable to each party.

(b) No action, suit or proceeding shall be pending or threatened before any court or quasi-judicial or administrative agency of any jurisdiction or before any arbitrator wherein an unfavorable judgment, decree, injunction, order or ruling would prevent the performance of this agreement or any of the transactions contemplated, declare unlawful the transactions contemplated by this Agreement or cause such transactions to be rescinded.

Section 7. Conditions to Obligations of the Company to Effect the Closing. Subject to Section 6 above, the obligations of the Company to consummate the transactions contemplated hereby are subject to each of the representations and warranties of Sponsor contained in this Agreement being true and correct in all material respects as of the date hereof and at and as of the date of the Closing as if made at and as of such time, except that, to the extent such representations and warranties address matters only as of a particular date, such representations and warranties shall, to such extent, be true and correct in all material respects at and as of such particular date as if made at and as of such particular date.

Section 8. Conditions to Obligations of Sponsor to Effect the Closing. Subject to Section 6 above, the obligations of Sponsor to consummate the transactions contemplated hereby and to purchase the Remaining Shares are subject to each of the representations and warranties of the Company contained in this Agreement being true and correct in all material respects as of the date hereof and at and as of the date of the Closing as if made at and as of such time, except that, to the extent such representations and warranties address matters only as of a particular date, such representations and warranties shall, to such extent, be true and correct in all material respects at and as of such particular date as if made at and as of such particular date.

Section 9. Definitions. For the purposes of this Agreement, the following terms have the meanings set forth below:

“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under direct or indirect common control with such Person. For purposes of this definition, “control” when used with respect to any specified Person means the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms “controlling” and “controlled” have meanings correlative of the foregoing.

“Person” means an individual, a partnership, a corporation, a limited liability company, association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

“Securities Act” means the Securities Act of 1933, as amended, or any similar federal law then in force.

Section 10. Termination. This Agreement may be terminated at any time prior to the Closing, as follows:

(a) by mutual written consent of the Company and Sponsor;

(b) by either the Company or Sponsor if any governmental entity shall institute any suit or action challenging the validity or legality of, or seeking to restrain the consummation of, the transactions contemplated by this Agreement;

(c) by the Company, in the event Sponsor has breached any representation, warranty, or covenant contained in this Agreement, in any material respect, provided that the Company has notified Sponsor of the breach, and the breach has continued without cure for a period of 15 days after the notice of such breach or for such longer period so long as such breach is curable by Sponsor through the exercise of its reasonable efforts, and Sponsor continues to exercise such reasonable efforts; and

(d) by Sponsor, in the event that the Company has breached any representation, warranty, or covenant contained in this Agreement, in any material respect, provided that Sponsor has notified the Company of the breach, and the breach has continued without cure for a period of 15 days after the notice of such breach or for such longer period so long as such breach is curable by the Company through the exercise of its reasonable efforts, and the Company continues to exercise such reasonable efforts.

Section 11. Miscellaneous.

(a) Successors and Assigns. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not; provided that neither this Agreement nor any of the rights, interests, or obligations hereunder may be assigned by any party without the prior written consent of the other party.

(b) Survival of Representations and Warranties. All representations and warranties contained herein or made in writing by any party in connection herewith shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.

(c) Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

(d) Construction. Whenever the context requires, each term stated in either the singular or the plural shall include the singular and the plural, and pronouns stated in either the masculine, the feminine or the neuter gender shall include the masculine, feminine and neuter. All references to Sections and Paragraphs refer to sections and paragraphs of this Agreement. The use of the word “including” in this Agreement shall be by way of example rather than limitation.

(e) Amendment and Waiver. The provisions of this Agreement may be amended and waived only with the prior written consent of the parties hereto.

(f) Counterparts; Facsimile Signature. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement. This Agreement may be executed by facsimile signature.

(g) Governing Law. This Agreement will be governed in all respects by the laws of the State of Delaware, without regard to the principles of conflicts of law of such state.

(h) Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable express courier service (charges prepaid) or mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed this Backstop Agreement on the date first written above.

Digital Health Acquisition Corp.

By:	/s/ Scott Wolf
Name:	Scott Wolf
Title:	Chief Executive Officer

Digital Health Sponsor LLC

By:	/s/ Lawrence Sands
Name:	Lawrence Sands
Title:	Manager